EXHIBIT 24.1
DUKE ENERGY CORPORATION
Power of Attorney
FORM 10-K
Annual Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
For the fiscal year ended December 31, 2017
(Annual Report)

The undersigned Duke Energy Corporation, a Delaware corporation, and certain of its officers and/or directors, do each hereby constitute and appoint Steven K. Young, David S. Maltz and William E. Currens, Jr., and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K for the year ended December 31, 2017, of said Duke Energy Corporation and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.
Executed as of the 21st day of February, 2018.

DUKE ENERGY CORPORATION

By:	/s/ LYNN J. GOOD
Chairman, President and Chief Executive Officer

(Corporate Seal)
ATTEST:

/s/ Winifred A. Smith
Winifred A. Smith
Assistant Corporate Secretary

SIGNATURE	TITLE
/s/ LYNN J. GOOD	Chairman, President and Chief Executive Officer (Principal Executive Officer and Director)
Lynn J. Good
/s/ STEVEN K. YOUNG	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Steven K. Young
/s/ WILLIAM E. CURRENS JR.	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)
William E. Currens Jr.
/s/ MICHAEL G. BROWNING	Independent Lead Director
Michael G. Browning
/s/ THEODORE F. CRAVER, JR.	Director
Theodore F. Craver, Jr.
/s/ ROBERT M. DAVIS	Director
Robert M. Davis
/s/ DANIEL R. DIMICCO	Director
Daniel R. DiMicco
/s/ JOHN H. FORSGREN	Director
John H. Forsgren
/s/ JOHN T. HERRON	Director
John T. Herron
/s/ JAMES B. HYLER, JR.	Director
James B. Hyler, Jr.
/s/ WILLIAM E. KENNARD	Director
William E. Kennard
/s/ E. MARIE MCKEE	Director
E. Marie McKee
/s/ CHARLES W. MOORMAN IV	Director
Charles W. Moorman IV
/s/ CARLOS A. SALADRIGAS	Director
Carlos A. Saladrigas

/s/ THOMAS E. SKAINS	Director
Thomas E. Skains
/s/ WILLIAM E. WEBSTER, JR.	Director
William E. Webster, Jr.